 Exhibit 32.1

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

In connection with the Annual Report (the “report”) of Mikros Systems Corporation (the “Company”) on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission, I, Thomas J. Meaney, President and Chief Financial Officer of the Company, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1)	the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2014
/s/ Thomas J. Meaney
Thomas J. Meaney President and Chief Financial Officer